November 1, 2013

Dreyfus/the boston company small/mid cap growth Fund

Supplement to Summary Prospectus and Statutory Prospectus
dated July 1, 2013

The fund's board  has approved, subject to shareholder approval, The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus  Corporation (Dreyfus), the fund's investment adviser, to serve as the fund's sub-adviser.  In addition, the fund's board has approved, subject to shareholder approval, the implementation of a "manager of managers" arrangement to enable Dreyfus to hire and replace sub-advisers in the future that are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined in the Investment Company Act of 1940, as amended (the 1940 Act)) of Dreyfus' ultimate parent company, which is The Bank of New York Mellon Corporation (BNY Mellon), without shareholder approval.

Currently, the fund's portfolio managers are dual employees of Dreyfus and TBCAM and manage the fund as employees of Dreyfus.  If shareholders of the fund approve the engagement by Dreyfus of TBCAM as a sub-adviser for the fund, the fund's  current portfolio managers will continue to manage the fund's assets using the investment process described in the fund's prospectus, but will do so as employees of TBCAM.  Dreyfus, and not the fund, will compensate TBCAM out of the fee Dreyfus receives from the fund.  There will be no increase in the advisory fee paid by the fund to Dreyfus as a consequence of the engagement of TBCAM.

The fund's board also has approved, subject to shareholder approval, changing the fund's  sub-classification from a "diversified" fund to a "non-diversified" fund, which means that the proportion of the fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.  As a non-diversified  fund, the fund would be permitted to invest a relatively high percentage of its assets in a limited number of issuers.  Therefore, the fund's performance could  be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

It is currently contemplated that shareholders of the fund as of December 6, 2013 (the Record Date) will be asked to vote at a special meeting of shareholders, to be held on or about February 13, 2014, on the engagement of TBCAM  as a sub-adviser to manage the fund's assets,  the implementation of the  "manager of managers" arrangement, and the change to the fund's  sub-classification.  A proxy statement with respect to the proposals will be mailed prior to the meeting to fund shareholders as of the Record Date.

If approved by fund shareholders, TBCAM  would be engaged by Dreyfus to serve as the fund's sub-adviser,  the fund would implement a "manager of managers" arrangement and the fund's sub-classification would change to a non-diversified fund on or about February 21, 2014 (the Effective Date).

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Portfolio Management

As of the Effective Date and subject to shareholder approval described above, Dreyfus will engage its affiliate, TBCAM, to serve as the fund's sub-adviser.  TBCAM, a registered investment adviser, is an indirect wholly-owned subsidiary of BNY Mellon founded in 1970.  As of September 30, 2013, TBCAM managed more than $46.12  billion in assets in international and domestic equity and balanced portfolios for public, corporate, Taft-Hartley, defined benefit plans, as well as endowment/foundation clients and sub-advised relationships.  Its principal office is located at BNY Mellon Center, One Boston Place, Boston, Massachusetts 02108.  TBCAM, subject to Dreyfus' supervision and approval, will provide the day-to-day management of the fund's assets allocated to TBCAM.

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As of the Effective Date and subject to shareholder approval described above, the fund will implement a "manager of managers" arrangement whereby Dreyfus would be permitted to select one or more sub-advisers to manage the fund's portfolio in the future without obtaining shareholder approval.  Dreyfus will evaluate and recommend to the fund's board sub-advisers for the fund.  Dreyfus will monitor and evaluate the performance of the sub-advisers for the fund and will advise and recommend to the fund's board any changes to the fund's sub-advisers.  Currently, Dreyfus has selected, subject to shareholder approval, TBCAM  to manage all of the fund's assets.  Dreyfus has obtained from the Securities and Exchange Commission (SEC) an exemptive order, upon which the fund may rely, that permits Dreyfus, subject to certain conditions and approval by the fund's board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined in the 1940 Act) of Dreyfus' ultimate parent company, BNY Mellon, without obtaining shareholder approval.  The order also relieves the fund from disclosing the sub-investment advisory fee paid by Dreyfus to an unaffiliated sub-adviser in documents filed with the SEC and provided to shareholders.  In addition, pursuant to the order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus.  Dreyfus has ultimate responsibility (subject to oversight by the fund's board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the fund's board.  One of the conditions of the order is that the fund's board, including a majority of the "non-interested" board members, must approve each new sub-adviser.  In addition, the fund is required to provide shareholders with information about each new sub-adviser within 90 days of the hiring of any new sub-adviser.